UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

 19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

__________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. On September 20, 2019, Mr. Angus Davis notified Wytec International, Inc., a Nevada corporation (“Wytec”), that he will resign as a director of Wytec, effective on September 20, 2019. Wytec has accepted Mr. Davis’ resignation as a director of Wytec. Mr. Davis resigned voluntarily for personal reasons. To fill the vacancy created by Mr. Davis’ departure as a director and to fill two additional vacancies on the Board of Directors, on September 20, 2019, Mr. Robert Merola, Ms. Donna Ward, and Mr. Mark Richardson were appointed as directors of Wytec. They have accepted their appointments. Effective September 20, 2019, Ms. Donna Ward was appointed as corporate secretary of Wytec to replace Angus Davis, who resigned on August 30, 2019. Ms. Donna Ward accepted her appointment, effective September 20, 2019.

Compensation Arrangements. There have been no changes to the compensation of Mr. Robert Merola, Mr. Donna Ward, or Mr. Mark Richardson as a result of their appointments as directors of Wytec. There have been no changes to the compensation of Ms. Donna Ward as a result of her appointment as the corporate secretary of Wytec.

Biographical Information.

Robert Merola, age 55, has over 20 years of experience in networking, fiber optics, and wireless networks. He was the chief technical officer of the Company from January 2014 to August 2015, a director of the Company from April 2014 to August 2015, and a key employee of the Company from July 2012 to January 2014. He was also the chief technical officer of Competitive Companies, Inc., a Nevada corporation and the former parent company of the Company (“CCI”), from January 2014 to August 2015, a director of CCI from April 2014 to August 2015, and a key employee of CCI from July 2012 to January 2014. Prior to rejoining the Company, from September 2016 to January 2018, Mr. Merola was the vice president of business development of Goodman Networks, Inc., which manages regional and national installation and maintenance programs for network operators, e-retailers, and electronic manufacturers. From August 2015 to December 2017, Mr. Merola was the owner of Alorem Networks, a network design consulting company. From September 2011 to July 2012, Mr. Merola worked as a sales engineer for Alliance Corporation. From April 2008 to September 2011, he was the wireless network manager for GAW High Speed Internet, Inc. where his responsibilities included the design, installation, and project management of point-to-point and point-to-multipoint network design and installation. Mr. Merola has experience installing microwave dishes and supporting hardware on tower sites and rooftops. He has also worked with and for major cellular carriers and consulted and lectured as a wireless expert.

Donna Ward, age 52, has been the financial accountant for Wytec since May 2019. From May 2018 until joining Wytec in May 2019, she was an independent accounting consultant for private business. From June 2013 to April 2018 she was a tax accountant with the Transaction Tax Department in San Antonio, Texas, where her responsibilities included preparing and filing multistate motor fuel tax returns, amended tax returns, and completing federal electronic tax payments. From February 2009 to June 2013, she was a tax accountant with the Transaction Tax Department in San Antonio, Texas, where her responsibilities included preparing federal corporate income tax returns, state corporate income and franchise tax returns, and state corporate annual returns. From August 2006 to February 2009, Ms. Ward was a tax accountant with Valero Energy Corporation. From October 1998 to August 2006, she was a staff accountant for various companies including Albuquerque Tax Advisors, Inc. (June 2002 to August 2006 and October 1998 to June 2000), Alamo Door Systems (September 2001 to February 2002), and Alamo Area Council-Boy Scouts of America (July 2000 to September 2001). Ms. Ward received a Master’s degree in Business Administration from Ashford University in 2011 and a bachelor’s degree in Accounting from Ashford University in 2010.

Mark J. Richardson, age 66, has been a securities lawyer since he graduated from the University of Michigan Law School in 1978. He practiced as an associate and partner in large law firms until 1993, when he established his own practice under the name Richardson & Associates. He has been the principal securities counsel on a variety of equity and debt placements for corporations, partnerships, and real estate companies. His practice includes public and private offerings, venture capital placements, debt restructuring, compliance with federal and state securities laws, representation of publicly traded companies, Nasdaq and FINRA filings, corporate law,

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partnerships, joint ventures, mergers, asset acquisitions, and stock purchase agreements. As a partner in a major international law firm in the 1980’s, Mr. Richardson participated in the leveraged buyout and recapitalization of a well-known producer of animated programming for children, financed by Prudential Insurance and Bear Stearns, Inc. He was also instrumental in restructuring the public debentures of a real estate company without resorting to a bankruptcy proceeding. From 1986 to 1993 Mr. Richardson was a contributing author to State Limited Partnerships Laws – California Practice Guide, Prentice Hall Law and Business. Prior to receiving his juris doctor degree cum laude from the University of Michigan Law School in 1978, Mr. Richardson received a bachelor of science degree summa cum laude in Conservation from the University of Michigan School of Natural Resources in 1975, where he earned the Bankstrom Prize for academic excellence and achieved Phi Beta Kappa honors. Mr. Richardson is an active member of the Los Angeles County and California State Bar Associations, including the Section on Corporations, Business and Finance and the Section on Real Estate. Richardson & Associates is outside corporate legal counsel for the Company.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

99.1       Resignation Notice from Angus Davis, dated September 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

_______________________________

(Registrant)

Date: September 25, 2019

/s/ William H. Gray

William H. Gray, Chief Executive Officer

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